UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2005

New Skies Satellites Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32495	98-0439657
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 295-1443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On December 14, 2005, New Skies Satellites Holdings Ltd. (the “Company”) and SES Global S.A. (“SES”), issued a joint press release announcing the execution of the Transaction Agreement and Plan of Amalgamation, dated as of December 14, 2005, among SES, SES Holdings (Bermuda) Limited, a wholly-owned subsidiary of SES (“SES Holdings”), and the Company.

                A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About this Transaction

                This communication is being made in respect of the proposed transaction involving the Company, SES and SES Holdings.  In connection with the proposed transaction, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”).  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.newskies.com or by mail at New Skies Satellites Holdings Ltd. Investor Relations, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, or by Telephone: +31 70 306 4183.  In addition, documents filed with the SEC by the Company are available free of charge at the SEC’s web site at www.sec.gov.

                The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction.  Some information regarding some of these participants is set forth in the Company’s registration statement on Form S-1 (File No. 333-122322) filed with the SEC, as such registration statement became effective on May 11, 2005.  This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at New Skies Satellites Holdings Ltd. as described above.  Other information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of the Company described above.

Item 9.01      Financial Statements and Exhibits.

(c)                        Exhibits

99.1                 Press Release issued by New Skies Satellites Holdings Ltd. and SES Global S.A., dated December 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW SKIES SATELLITES HOLDINGS LTD.

Date: December 14, 2005	By:	/s/ Thai E. Rubin
Name: Thai E. Rubin
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by New Skies Satellites Holdings Ltd. and SES Global S.A., dated December 14, 2005.